Exhibit 99.1

DENVER GOLD SHOW SEPTEMBER 19, 2016

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentaiton, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. To see end notes, technical disclosure and cautionary guidance, and cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf If you are risk adverse, don’t buy our stock. Don’t rely on anything in this presentation.

ASSET RICH LEVERAGE TO GOLD, SILVER & COPPER DEBT FREE

4 Source: Bloomberg. As of September 16, 2016. 1Three year average. High Beta1 To Gold 2.7x Significant Leverage to the Gold Price $9.50 $9.15 $0.42 $0.36 $3.65 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ 0 2 4 6 8 10 2000 2004 2008 2012 2016

6.0 M US$1.1 B @$3.65 Market Cap 305 M Fully Diluted 299 M Shares Outstanding Common Shares1 5 Source: Bloomberg. As of September 16, 2016. 1Common stock includes MAQ exchangeable shares that are convertible 1 for 1 into MUX Shares. 2Share volume NYSE and TSX combined. 3 Month Avg. Daily Share Volume Trading Liquidity2 NYSE & TSX MARKET FACTS Weekly Volume Millions 0 40 80 2000 2004 2008 2012 2016

% Increase needed to achieve 2010-2012 highs Gold Shares Offer Better Upside Potential Than Gold Price Increase (or Decrease) Needed to Achieve 2010-12 Highs 6 Source: Bloomberg. US$. 2010-2012 date & high closing price. Franco Nevada 2012-10-05 $60.85. Royal Gold 2012-09-28 $99.83. Gold 2011-09-05 $1900. Agnico Eagle 2010-12-06 $87.13. Newmont 2011-11-07 $72.13. McEwen 2011-04-08 $9.15. GDX 2011-09-08 $66.63. Barrick 2011-04-21 $55.63 Goldcorp 2011-09-08 $55.84. Current closing price as of September 16, 2016. 2010-2012 HIGHS Current Price McEwen $25.96 $3.65 $38.26 $51.44 $1,310 $75.56 $70.18 157% 151% 89% 69% 45% 32% - 13% GDX McEwen Newmont Agnico Eagle Gold Royal Gold Franco Nevada

Production Growth – Gold Equivalent Ounces 7 154koz 127koz 121koz 88koz Production in gold equivalent ounces. Gold / silver ratio 75:1. 2016-2018 based on internal estimates. 1 2018 includes ramp-up production from Gold Bar of 30koz. for ½ year of production. (Est. 65koz annualized) 144koz 144koz 170koz 1

Decreasing Costs 8 $685 $962 US $ / oz Au Eq Gold / silver ratio 75:1 $935 $780 Forecast 2016 Production 31% 69% $- $200 $400 $600 $800 $1,000 $1,200 2013A 2014A 2015A 2016E Total Cash Costs All in Sustaining Cash Costs Silver 3,337,000 oz Gold 99,500 oz

Generating Positive Free Cash Flow 9 Cash provided by operating activities, which is presented on the consolidated statement of cash flow, for the Q2 2016 10-Q. Treasury in cash, investments and precious metals at market price. This non-CAAP disclosure is defined on page 39 of the Q2 2016 10-Q. US$ Millions US$ Millions Treasury Growing No Debt No Streaming No Royalties Treasury $68.5 M $19.5M H1 $15.6M Sep 16 2016 $0 $10 $20 $30 $40 $50 $60 $70 Q4 Q4 Sep-09 2014 2015 2016 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 2013 2014 2015 2016

Next Payment February 2017 Capital Distribution to Shareowners 10 1¢ Per Share Paid Semi-annually In February & August Tax Free in US & Canada We have a Yield

$1 Annual salary No cash bonus No options Cost Base $127M Big Insider Ownership Strong Alignment with Fellow Shareowners 11 Rob McEwen Chief Owner 25%

12 MUX 2019 Forecast – Organic Growth 170,000 oz 144,000 oz 230,000 oz Gold Equivalent Production Production Mix Production in gold equivalent ounces. Gold / silver ratio 75:1. Based on internal estimates. 1 2018 includes ramp-up production from Gold Bar of 30koz. for ½ year of production. (Est. 65koz annualized) 2 2019 includes El Gallo Silver est. 46k gold equivalent production. 42% 58% 1 2 2017E 2018E 2019E San José Mine El Gallo Mine Gold Bar El Gallo Silver Silver 6,800,000 oz Gold 140,000 oz

Deepening Management 13 Xavier Ochoa Extensive experience with all stages of feasibility, development and operations of large scale projects: Antamina, Las Bambas and Antapaccay in Peru, and El Pachon. Former Vice President of Projects for Glencore and Construction Manager for Bechtel. Masters Mining Engineering. Strong senior executive managed large open pit and underground operations. Former Mine General Manager, Goldcorp’s Cerro Negro, Tintaya and Antapaccay Copper Mines for Glencore and Xstrata. Mining Engineer. COO Donald Brown SVP, Projects Ron Espell Environmental Director Jeff Snyder Director Technical Services Barrick, American Vanadium, and various governmental roles within the Nevada State Mining Regulation & Reclamation. Twin Creeks, Lone Tree, Midas, Carlin Mine, and Hycroft.

Location of Assets 14 2 Producing Mines 2 Mines to be Built + 1 Big Copper Deposit

15 Argentina Turnaround Mining Story of 2016! New President, New Government Rapidly Improving Investment Climate Exchange rate Mining export taxes Pro-business Pro-mining

16 President of Argentina Mauricio Macri Governor of San Juan Province Sergio Uñac Minister of Mines of San Juan Dr. Alberto Hensel Recent Meetings in Argentina

Production: San José Mine - Gold & Silver 17 1 Reserve grade 2 Production in gold equivalent ounces. Gold / silver ratio 75:1. 100% basis. 2Goldcorp website, 2016 production estimate. Santa Cruz, Argentina 2016 Exploration Budget $6.5 Million Underground Mine, Narrow Vein High Grade1 484 gpt Ag 7.11 gpt Au Annual Production MUX’s 49% Share 89,000 oz Gold Eq. 45,000 oz Gold 3.3 Moz Silver Mine Life 5 Years San José Mine Drill Target Areas Property Outline N 10 Km 0 20 Goldcorp Cerro Negro 2016 Production2 475-525 koz Au 2016 Production Cost2 Cash $780/oz AISC $990/oz

Impact of New Government & Higher Gold / Silver Prices 18 2012 2015 2016 $20 million dividend $500,000 dividend Budget forecast $7.5 million dividend Annualized Incremental Revenue $1,310 /oz1 +$260 x 45,000oz2 = +$11.7 million $18.75 /oz1 +$4.75 x 3,300,000oz2 = +$15.7 million San José Contribution 1As of September 16, 2016. Surplus at todays prices 2Annual production MUX’s 49% share. Budget Assumptions Au $1,050 Ag $14

Production: El Gallo Mine – Gold Sinaloa State Mexico 19 1Production in gold equivalent ounces. Gold / silver ratio 75:1. Open Pit Heap Leach High Grade +2 gpt Au 2016 Est. Production Cost1 Cash $780/oz AISC $840/oz Mine Life +2.5 Years 2016 Exploration Budget $4M N 0 3 6 Miles El Gallo Silver MUX Property Outline El Gallo Mine 2016E Production 55,000 oz Low Startup Capex $18M

Nevada, USA Development Pipeline: Gold Bar – Gold Positive Feasibility Study (Oct. 2015) @ $1,150 / oz Low Capex $60 M Time to Build 12 Months 2016 Exploration Budget $1.5 Million 20 $1,150 1.0 1.5 2.0 2.5 3.0 3.5 15% 20% 25% 30% 35% 40% 45% 50% $1,150 $1,200 $1,250 $1,300 $1,350 $1,400 Payback Period IRR Gold Price USD IRR Payback Period

Development Pipeline: Gold Bar – Gold


Nevada,
USA

Open Pit, Heap Leach
0.032 opt (1.1 gpt)

Annual Avg Production
65 koz Au
Cash Costs
$728/oz

Mine Life
6 Years

Mine Permitting Expected
Q1 2017


Silver Standard
Marigold
BMX
Battle Mountain Cortez Trend
Premier
McCoy-Cove
Barrick's Biggest Gold Mines
Cortez Pipeline
Cortez
Gold Rush Discovery
Tonkin
Afgan
Gold Bar
Waterton
Ruby Hill
N
0 10 20
Km

21

Gold Bar Exploration Potential 22 N Cortez Trend Nevada, USA 10 5 Km 100 ft @ 0.16 opt (30 m @ 5.48 gpt) 173 ft @ 0.08 opt (52.7 m @ 2.74 gpt) 0 4.22 gpt Au / 16.8 m1 Potential Around Mine Potential on Afgan Property Gold Bar Open Pits Afghan Resource Legend Open Open Open Open 1Not included in NI 43-101.

Development Pipeline: El Gallo Silver 23 Sinaloa State Mexico Permitted for Construction Open Pit / Mill Projected Avg Annual Production1 3.5 Moz Ag / Yr Requires Higher Silver Price +$21 / oz New Feasibility Study Underway PFS Sept 2016 1Feasibility study based on internal economic studies, September 2012 @ $25/oz Silver, $1,415/oz Gold. Next Door to El Gallo Gold Big Benefits Administration, Community Relations, Available Labour, Infrastructure & Permits.

0.71% Cu / 166m 0.50% Cu / 269m Inc. 0.95% Cu / 45m 0.49% Cu / 329m Inc. 0.71% Cu / 101m 0.44% Cu / 529m 1.01% Cu / 216m 1.05% Cu / 236m 24 San Juan Province, Argentina Los Azules World Class Copper Deposit 19.7 Billion lbs Cu at 0.55% Plus Gold and Silver: Resources1 1August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project.

Los Azules Another Way to Appreciate its Size 35 Million Gold Equivalent ozs San Juan Province, Argentina 25 1August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project. Resources: indicated copper 5.4 B lb, inferred 14.3 B lbs. 2After-tax. 3Company filings. Given the new government’s removal of export tax on mineral concentrates expect significant reductions in capex & opex A New PEA is Being Developed

Catalysts for Growth 26 Improving Business Environment Argentina Pro-business Pro-mining Government Extending Mine Life 2016 Property Acquisitions Mexico Nevada Mining R&D Exploration 2016 $4.0M Mexico $6.5M Argentina $1.5M Nevada M&A S&P 500 Contact info: Christina McCarthy, Director, Corporate Development, 1.866.441.0690 • cd@mcewenmining.com

Reasons why gold looks good now 27

28 The Beginning of New Gold Uptrend Gold is Again Moving Up in All Major Currencies US$ EUR Source: Bloomberg. As of September 16, 2016 % US$ EUR % 2001 - 2011 2012 - Present Big $ invested in Mining Looks like it’s starting again Dec 17, 2015 $1,051 -40 -30 -20 -10 0 10 2012 2013 2014 2015 2016 0 200 400 600 2001 2003 2005 2007 2009 2011

29 Student Loan $1T Food Stamps Federal Debt $19T Money Printing $4T Median Family Income Home Ownership Workers’ Share of Economy Velocity of M2 Money Supply One Example of The Developed World’s Attempt to Get the Economy Moving THE IMPACT

30 Gold vs Gold Stocks (YTD) Gold GDX Source: Bloomberg. As of September 16, 2016 % GDXJ -20 0 20 40 60 80 100 120 140 160 180 Jan Feb Mar Apr May Jun Jul Aug Sep

31 # Gold ozs to Buy the DJIA Source: Bloomberg. As of September 16, 2016 14 oz Sep 16, 2016

What Happens If The Gold Bull Market Performs Like Previous Ones 32 Source: palisadeglobal.com, palisade-research.com, Bloomberg. As of September 16, 2016

What Happens If The Silver Bull Market Performs Like Previous Ones 33 Source: palisadeglobal.com, palisade-research.com, Bloomberg. As of September 16, 2016

34 Source: Bloomberg. As of September 16, 2016. Contact info Christina McCarthy, Director, Corporate Development, 1.866.441.0690 • cd@mcewenmining.com Gold / Silver Ratio (1970 - Present) Gold / Copper Ratio (1970 - Present) 100 70 14 1970 609 750 83 1975 1980 1985 1990 1995 2000 2005 2010 2015 0 200 400 600 800 166 32 74 MUX Provides Leverage to Gold, Silver & Copper 0 20 40 60 80 100 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015